EXHIBIT 23.5

                                  July 31, 1996

         I hereby consent to being named in this Form S-4 Registration Statement, as it may be amended from time to time (as so amended, the "Registration Statement"), of Midstream Combination Corp., as a person designated to serve on the Board of Directors of NGC Corporation, successor-in-interest to Midstream Combination Corp. pursuant to the Combination (as defined in the Registration Statement), upon consummation of the Combination.

                                                      /s/ C. L. WATSON
                                                          C. L. Watson, Director

                                  July 31, 1996


         I hereby consent to being named in this Form S-4 Registration Statement, as it may be amended from time to time (as so amended, the "Registration Statement"), of Midstream Combination Corp., as a person designated to serve on the Board of Directors of NGC Corporation, successor-in-interest to Midstream Combination Corp. pursuant to the Combination (as defined in the Registration Statement), upon consummation of the Combination.


                                              /s/ STEPHEN W. BERGSTROM
                                                  Stephen W. Bergstrom, Director


                                  July 31, 1996


         I hereby consent to being named in this Form S-4 Registration Statement, as it may be amended from time to time (as so amended, the "Registration Statement"), of Midstream Combination Corp., as a person designated to serve on the Board of Directors of NGC Corporation, successor-in-interest to Midstream Combination Corp. pursuant to the Combination (as defined in the Registration Statement), upon consummation of the Combination.



                                                /s/ STEPHEN J. BRANDON
                                                    Stephen J. Brandon, Director

                                  July 31, 1996


         I hereby consent to being named in this Form S-4 Registration Statement, as it may be amended from time to time (as so amended, the "Registration Statement"), of Midstream Combination Corp., as a person designated to serve on the Board of Directors of NGC Corporation, successor-in-interest to Midstream Combination Corp. pursuant to the Combination (as defined in the Registration Statement), upon consummation of the Combination.


                                                  /s/ ROY ALAN GARDNER
                                                      Roy Alan Gardner, Director

                                  July 31, 1996


         I hereby consent to being named in this Form S-4 Registration Statement, as it may be amended from time to time (as so amended, the "Registration Statement"), of Midstream Combination Corp., as a person designated to serve on the Board of Directors of NGC Corporation, successor-in-interest to Midstream Combination Corp. pursuant to the Combination (as defined in the Registration Statement), upon consummation of the Combination.



                                                   /s/ DAVID R. VARNEY
                                                       David R. Varney, Director

                                  July 31, 1996


         I hereby consent to being named in this Form S-4 Registration Statement, as it may be amended from time to time (as so amended, the "Registration Statement"), of Midstream Combination Corp., as a person designated to serve on the Board of Directors of NGC Corporation, successor-in-interest to Midstream Combination Corp. pursuant to the Combination (as defined in the Registration Statement), upon consummation of the Combination.



                                                 /s/ C. KENT JESPERSEN
                                                     C. Kent Jespersen, Director


                                  July 31, 1996


         I hereby consent to being named in this Form S-4 Registration Statement, as it may be amended from time to time (as so amended, the "Registration Statement"), of Midstream Combination Corp., as a person designated to serve on the Board of Directors of NGC Corporation, successor-in-interest to Midstream Combination Corp. pursuant to the Combination (as defined in the Registration Statement), upon consummation of the Combination.



                                                 /s/ JEFFREY M. LIPTON
                                                     Jeffrey M. Lipton, Director

                                  July 31, 1996


         I hereby consent to being named in this Form S-4 Registration Statement, as it may be amended from time to time (as so amended, the "Registration Statement"), of Midstream Combination Corp., as a person designated to serve on the Board of Directors of NGC Corporation, successor-in-interest to Midstream Combination Corp. pursuant to the Combination (as defined in the Registration Statement), upon consummation of the Combination.

                                              /s/ ALBERT TERENCE POOLE
                                                  Albert Terence Poole, Director

                                  July 31, 1996


         I hereby consent to being named in this Form S-4 Registration Statement, as it may be amended from time to time (as so amended, the "Registration Statement"), of Midstream Combination Corp., as a person designated to serve on the Board of Directors of NGC Corporation, successor-in-interest to Midstream Combination Corp. pursuant to the Combination (as defined in the Registration Statement), upon consummation of the Combination.



                                              /s/ DANIEL L. DIENSTBIER
                                                  Daniel L. Dienstbier, Director

                                  July 31, 1996


         I hereby consent to being named in this Form S-4 Registration Statement, as it may be amended from time to time (as so amended, the "Registration Statement"), of Midstream Combination Corp., as a person designated to serve on the Board of Directors of NGC Corporation, successor-in-interest to Midstream Combination Corp. pursuant to the Combination (as defined in the Registration Statement), upon consummation of the Combination.



                                                   /s/ J. OTIS WINTERS
                                                       J. Otis Winters, Director